UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 23, 2003


                           FFD Financial Corporation
             (Exact name of registrant as specified in its charter)



             Ohio                     0-27916                   34-1921148
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(State or other jurisdiction       (Commission               (IRS Employer
      of incorporation)            File Number)            Identification No.)




                   321 North Wooster Avenue, Dover, Ohio 44622
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (330) 364-7777
                                                            -------------


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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                                    FORM 8-K



Item 7.  Financial Statements and Exhibits.
------   ---------------------------------
         (a) and (b).  Not applicable.

         (c)      Exhibits.

                  See Index to Exhibits.


Item 9.  Regulation FD Disclosure.
------   ------------------------

         The following information is being furnished under Item 12 of Form 8-K, "Disclosure of Results of Operations and Financial Condition":

         On April 23, 2003, FFD Financial Corporation issued a press release regarding its earnings for the quarter ended March 31, 2003. The press release is attached as Exhibit 99 hereto and incorporated herein by reference.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   FFD FINANCIAL CORPORATION



                                   By: /s/ Trent B. Troyer
                                       -------------------------------------
                                       Trent B. Troyer
                                       President and Chief Executive Officer


Date:  April 25, 2003



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                                INDEX TO EXHIBITS


Exhibit Number                    Description

      99                Press Release of FFD Financial Corporation dated
                        April 23, 2003